UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 21, 2006


                              AUDIOVOX CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                      0-28839                   13-1964841
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)       (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

                              180 MARCUS BOULEVARD
                            HAUPPAUGE, NEW YORK 11788
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (631) 231-7750
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 21, 2006, Audiovox Corporation ("Audiovox") entered into a definitive agreement (the "Agreement") with Thomson ("Thomson"). Under the
Agreement, Audiovox will acquire Thomson's Americas consumer electronics accessory business as well as rights to the RCA brand for consumer electronics accessories. Audiovox anticipates that the transaction will close in early 2007.

As consideration for the transferred assets, Audiovox agreed to pay Thomson $50 million plus a five (5) year fee related to the RCA brand in connection with consumer electronics accessories. A press release relating to the Agreement is furnished as Exhibit 99.1 attached hereto.





ITEM 9.01(D). EXHIBITS

EXHIBIT N .    DESCRIPTION
----------     -----------------------------------------------------------------
99.1           Press Release dated December 21, 2006 by Audiovox Corporation

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     AUDIOVOX CORPORATION

                                     By:/s/ Charles M. Stoehr
                                        -------------------------------
                                        Charles M. Stoehr
                                        Senior Vice President and Chief
                                            Financial Officer

Date: December 22, 2006

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                                  EXHIBIT INDEX


EXHIBIT N .    DESCRIPTION
----------     -----------------------------------------------------------------
99.1           Press Release dated December 21, 2006 by Audiovox Corporation